UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2019

AMERICOLD REALTY TRUST

AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Americold Realty Trust) Delaware (Americold Realty Operating Partnership, L.P.)	001-34723	93-0295215 01-0958815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(678) 441-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	COLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Americold Realty Trust:	Emerging growth company ☐
Americold Realty Operating Partnership, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Americold Realty Trust:	☐
Americold Realty Operating Partnership, L.P.:	☐

Item 8.01 — Other Events.

On August 26, 2019, Americold Realty Trust (the “Company,” “we,” “us” or “our”) and Americold Realty Operating Partnership, L.P., a Delaware limited partnership and the subsidiary through which the Company conducts its business (the “Operating Partnership”), entered into an ATM Equity Offering Sales Agreement, a copy of which is attached hereto as Exhibit 1.1 (the “Distribution Agreement”), with BofA Securities, Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Rabo Securities USA, Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc., as sales agents, forward sellers and/or principals (in any such capacity, each , an “Agent” and collectively, the “Agents”), and Bank of America, N.A., Citibank, N.A., Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc. and Royal Bank of Canada (each, acting in such capacity, “Forward Purchaser”) pursuant to which we may offer and sell up to $500,000,000 of our common shares of beneficial interest, $0.01 par value per share (the “Common Shares”) from time to time through, at our discretion, any of the Agents as our sales agents, or, if applicable, as forward sellers or to any of the Agents acting as principals.

The sales, if any, of our Common Shares under the Distribution Agreement through any Agent, as our sales agent or as a forward seller, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made in ordinary brokers’ transactions on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, or by any other method permitted by applicable law.

We also may sell our Common Shares to each of the Agents, as principal for its own account, at a price to be agreed upon at the time of sale. If we sell our Common Shares to any of the Agents, as principal, we will enter into a separate terms agreement with such Agent, and we will describe the terms agreement in a separate prospectus supplement or pricing supplement.

The Distribution Agreement contemplates that, in addition to the issuance and sale by us of our Common Shares to or through the Agents as principal or our sales agents, we may enter into separate forward sale agreements with any of the forward sellers or their respective affiliates (the “Forward Purchasers”). If we enter into a forward sale agreement with any Forward Purchaser, we expect that such Forward Purchaser or its affiliate will borrow from third parties and, through the relevant Agent, sell a number of Common Shares equal to the number of Common Shares underlying the particular forward sale agreement, in accordance with the mutually accepted instructions related to such forward sale agreement.

We will not initially receive any proceeds from any sale of borrowed shares of our Common Shares through a forward seller. We expect to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by us on or prior to the maturity date of that particular forward sale agreement, in which case we expect to receive aggregate net cash proceeds at settlement equal to the number of Common Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, we may also elect to cash settle or net share settle a particular forward sale agreement, in which case we may not receive any proceeds from the issuance of Common Shares, and we will instead receive or pay cash (in the case of cash settlement) or receive or deliver our Common Shares (in the case of net share settlement).

Each of our Agents will generally receive from us a commission that will not exceed, but may be lower than, 2% of the gross sales price of all Common Shares sold through it as our agent under the Distribution Agreement. In connection with each forward sale agreement, we will pay the relevant forward seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed, but may be lower than, 2% of the gross sales price of all borrowed Common Shares sold through it as a forward seller. In addition, we may agree with any Agent to sell our Common Shares other than through ordinary brokers’ transactions using sales efforts and methods that may constitute “distributions” within the meaning of Rule 100 of Regulation M under the Securities Exchange Act of 1934, as amended, and for which we may agree to pay such Agent a commission that may exceed 2% of the gross sales price of our Common Shares sold through such Agent.

The Common Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-229819), which initially became effective upon filing with the Securities and Exchange Commission (“SEC”) on February 25, 2019, and a prospectus supplement dated August 26, 2019, as the same may be amended or supplemented.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1	ATM Equity Offering Sales Agreement, dated August 26, 2019, among the Company, the Operating Partnership, the Agents and the Forward Purchasers

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included as part of Exhibit 5.1)

99.1	Form of Forward Sale Agreement (included as part of Exhibit 1.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2019

AMERICOLD REALTY TRUST

By:	/s/ Marc Smernoff
Name: Marc Smernoff
Title: Chief Financial Officer and Executive Vice President